UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2020

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (844) 935-2832

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On January 10, 2020 (the “Closing Date”), certain subsidiaries of Exela Technologies, Inc., a Delaware corporation (the “Company” or “us”) entered into a $160 million accounts receivable securitization facility (the “A/R Facility”) with a five year term. The Company used the proceeds of the initial borrowings to repay outstanding revolving borrowings under the Company’s senior credit facility and to provide additional liquidity and funding for the ongoing business needs of the Company and its subsidiaries.

The documentation for the A/R Facility includes (i) a Loan and Security Agreement (the “Loan Agreement”), dated as of the Closing Date, by and among Exela Receivables 1, LLC (the “Borrower”), a wholly-owned indirect subsidiary of the Company, the lenders (each, a “Lender” and collectively the “Lenders”), TPG Specialty Lending, Inc., as administrative agent (the “Administrative Agent”), PNC Bank National Association, as LC Bank (the “LC Bank”), and the Company, as initial servicer, pursuant to which the Lenders will make loans to the Borrower to be used to purchase Receivables and related assets from the Parent SPE (ii) a First Tier Purchase and Sale Agreement (the “First Tier Purchase and Sale Agreement”), dated as of the Closing Date, by and among Exela Receivables Holdco, LLC (the “Parent SPE”), a wholly-owned indirect subsidiary of the Company, and sixteen other indirect, wholly-owned subsidiaries of the Company listed therein (collectively, the “Originators”), and the Company, as initial servicer, pursuant to which each Originator has sold or contributed and will sell or contribute to the Parent SPE certain Receivables and related assets in consideration for a combination of cash, equity in the Parent SPE and/or letters of credit issued by the LC Bank to the Originators. (iii) a Second Tier Purchase and Sale Agreement (the “Second Tier Purchase and Sale Agreement”, and together with the First Tier Purchase and Sale Agreement, the “Purchase and Sale Agreements”), dated as of the Closing Date, by and among, the Borrower, the Parent SPE and the Company, as initial servicer, pursuant to which Parent SPE has sold or contributed and will sell or contribute to the Borrower certain Receivables and related assets in consideration for a combination of cash, equity in the Borrower and/or letters of credit issued by the LC Bank to the beneficiaries elected by Parent SPE (iv) the Sub-Servicing Agreement (the “Sub-Servicing Agreement”), dated as of the Closing Date, by and among the Company and each Originator, (v) the Guaranty (the “Guaranty”), dated as of the Closing Date, between the Parent SPE and the Administrative Agent, and (vi) the Performance Guaranty (the “Performance Guaranty”), dated as of the Closing Date, between the Company, as performance guarantor, and the Administrative Agent (and together with all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered in connection with the Loan Agreement, the “Agreements”).

The Borrower, the Company, the Parent SPE and the Originators provide customary representations and covenants under the Agreements. Receivables in the A/R Facility are subject to certain eligibility criteria, concentration limits and reserves. The Loan Agreement provides for certain events of default upon the occurrence of which the Administrative Agent may declare the facility’s termination date to have occurred and declare the outstanding Loan and all other obligations of the Borrower to be immediately due and payable.

The Company and its affiliates are parties to (i) that certain First Lien Credit Agreement (the “Credit Agreement”), dated as of July 12, 2017, by and among Exela Intermediate Holdings LLC, a wholly-owned subsidiary of the Company, Exela Intermediate LLC, a wholly-owned indirect subsidiary of the Company, as the borrower, each “Subsidiary Loan Party” (as defined in the Credit Agreement) from time to time party thereto and Royal Bank of Canada, as administrative agent, (ii) that certain indenture (the “Notes Indenture”) governing the 10.00% first-priority senior secured notes due 2023, dated as of July 12, 2017, among Exela Intermediate LLC and Exela Finance Inc., as issuers, and Wilmington Trust, National Association, as trustee, and (iii) that certain Collateral Agency and Security Agreement (First Lien), dated as of July 12, 2017, among Exela Intermediate LLC, the subsidiary borrowers party thereto, and Royal Bank of Canada, as collateral agent (the “Security Agreement” and together with the Credit Agreement, the Notes Indenture and any other “Credit Agreement Documents” and “Notes Indenture Documents” (each as defined in the Security Agreement), the “Existing Secured Debt Documents”). Pursuant to the Loan Agreement, each of Company, the Borrower, the Parent SPE and the Originators (the “Exela Parties”) are prohibited from amending or modifying any Existing Secured Debt Documents if such amendment or modification could: (i) by its terms cause any Exela Party to be unable to perform its obligations under the Agreements, (ii) cause any inaccuracy or breach of any representation, warranty, or covenant of any Exela Party, (iii) could subject any existing or subsequently arising Collateral to an Adverse Claim (each as defined in the Loan Agreement), or (iv) adversely affect any rights or remedies of the Lenders, the LC Bank and the Administrative Agent under the Agreements.

The foregoing description of the A/R Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, First Tier Purchase and Sale Agreement, Second Tier Purchase and Sale Agreement, the Sub-Servicing Agreement, the Guaranty, and the Performance Guaranty, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6, respectively, and which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Loan and Security Agreement, dated as of January 10, 2020, by and among Exela Receivables 1, LLC, as borrower, Exela Technologies, Inc., as initial servicer, TPG Specialty Lending, Inc., as administrative agent, PNC Bank, National Association, as LC Bank, and the lenders from time to time party thereto.

10.2	First Tier Purchase and Sale Agreement, dated as of January 10, 2020, by and among Exela Receivables Holdco, LLC, as purchaser, Exela Technologies, Inc., as initial servicer, and BancTec, Inc., Deliverex, LLC, Economic Research Services, Inc., Exela Enterprise Solutions, Inc., SourceHOV Healthcare, Inc., United Information Services, Inc., HOV Enterprise Services, Inc., HOV Services, Inc., HOV Services, LLC, J&B Software, Inc., Novitex Government Solutions, LLC, Regulus Group II LLC, Regulus Group LLC, Regulus Integrated Solutions LLC, SourceCorp BPS Inc. and Sourcecorp Management, Inc., as originators.

10.3	Second Tier Purchase and Sale Agreement, dated as of January 10, 2020, by and among Exela Receivables 1, LLC, Exela Receivables Holdco, LLC, and Exela Technologies, Inc.

10.4	Sub-Servicing Agreement, dated as of January 10, 2020, by and among Exela Technologies, Inc., as initial servicer, and BancTec, Inc., Deliverex, LLC, Economic Research Services, Inc., Exela Enterprise Solutions, Inc., SourceHOV Healthcare, Inc., United Information Services, Inc., HOV Enterprise Services, Inc., HOV Services, Inc., HOV Services, LLC, J&B Software, Inc., Novitex Government Solutions, LLC, Regulus Group II LLC, Regulus Group LLC, Regulus Integrated Solutions LLC, SourceCorp BPS Inc., Sourcecorp Management, Inc., as sub-servicers.

10.5	Guaranty, dated as of January 10, 2010, between Exela Receivables Holdco, LLC and TPG Specialty Lending, Inc.

10.6	Performance Guaranty, dated as of January 10, 2010, between Exela Technologies, Inc. and TPG Specialty Lending, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2020

EXELA TECHNOLOGIES, INC.

By:	/s/ Erik L. Mengwall
Name: Erik L. Mengwall
Title: Secretary

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